                                                                   EXHIBIT 23(C)

                         INDEPENDENT AUDITORS' CONSENT

The Boards of Directors
Storytown USA, Inc.
Fantasy Rides, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
December 30, 1996